Exhibit 99.2

SUPPLEMENTAL OPERATING AND
FINANCIAL DATA

FOR THE QUARTER ENDED
March 31, 2010

Ribbon-Cutting at Medical Center Physicians Tower – Jackson, Tennessee

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc.  Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose

Company Overview

Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered, and self-managed real estate investment trust (“REIT”) that invests in specialty office buildings for the medical profession, including medical offices and ambulatory surgery and diagnostic centers.  The Company focuses on the ownership, strategic planning, delivery (design/build), acquisition and management of strategically located medical office buildings and other healthcare related facilities in the United States of America.  The Company has been built around understanding and addressing the specialized real estate needs of the healthcare industry.

The Company is building a national portfolio of healthcare properties primarily located on hospital campuses.  Since the Company’s initial public offering in 2005, the Company has grown through acquisitions and facility development to encompass a national footprint, including seven regional offices (Atlanta, Charlotte, Dallas, Denver, Madison, Seattle, and Washington, D.C.) and more than 20 property management offices located throughout the United States. Client relationships and advance planning services give the Company the ability to be included in the initial project discussions that can lead to ownership and investment in healthcare properties.

The Company completed the first fully integrated project with the completion of The Woodlands Center for Specialized Medicine during the fourth quarter of 2009.  The Company provided development, design/build (architectural, engineering and construction), and property management services on the medical office building and outpatient treatment center.

In February 2010, the Company completed the Medical Center Physicians Tower in Jackson, Tennessee.  The 106,772 square foot medical office building and ambulatory surgery center is the Company’s first project with West Tennessee Healthcare, Inc. and is located on the campus of Jackson Madison County General Hospital. The five-story facility is 75% leased and wholly-owned by the Company.  The facility is attached to a newly built eight level parking deck owned by West Tennessee Healthcare, Inc. and for which the Company provided construction management services.  Both the facility and the parking deck are connected to a pedestrian walkway that ties directly to the hospital.

The Company has under construction three other capital projects with a total estimated investment of approximately $36.8 million and holds of a pipeline of planning and delivery projects throughout the country.

Since the Company’s founding in 1951, the Company and its predecessors have a 59 year track record and reputation for delivering healthcare facilities with appropriate design, longevity, sustainability and excellent operational efficiency.  Cogdell Spencer ERDMAN has been ranked in the top three healthcare design-build firms for five consecutive years by Modern Healthcare’s Annual Construction and Design Survey.

The Company’s property management team has a proactive, customer-focused service approach that leads to faster response times and greater resources to serve tenants.  The Company’s management believes that a strong internal property management capability is a vital component of the Company’s business, both for the properties that the Company owns and for those that the Company manages.

As of March 31, 2010, the Company owned or managed healthcare properties located in 12 states and had regional offices located throughout the country to support property management and design-build services.  The majority of the Company’s wholly-owned properties are located on hospital campuses.

Cogdell Spencer Inc.
Investor Information

Board of Directors		Senior Management
James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President and CEO	Chairman	President and CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy
Chief Financial Officer
Christopher E. Lee	David J. Lubar

Richard C. Neugent	Scott A. Ransom

Randolph D. Smoak, Jr. M.D.
Equity Research Coverage

BMO Capital Markets	KeyBanc Capital Markets
Richard Anderson - 212.885.4180	Karin Ford - 917.368.2293

Janney Montgomery Scott	Raymond James & Associates
Dan. Donlan - 215.665.6476	Paul Puryear - 727.567.2253

Jefferies & Co., Inc.	SmithBarney Citigroup
Tayo Okusanya - 212.336.7076	Eric Wolfe - 212.816.5871

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Jaime Buell
Suite 300		Transfer & Trust Company	704.940.2929
Charlotte, NC 28209	Stock Exchange Listing
Te: 704.940.2900	New York Stock Exchange
Fax: 704.940.2959
www.cogdell.com

This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants' ability to make rent payments; defaults by tenants; customers’ access to financing; delays in project starts and cancellations by customers; the timing of capital expenditures by healthcare systems and providers; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2009. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

	Three Months Ended March 31,
	2010	2009
Selected Operating Data
Rental income	$20,903	$19,328
Straight line rent	221	118
Fair value lease revenues (1)	121	131
Rental revenue	21,245	19,577
Property management and other fees	818	850
Revenue from property operations	$22,063	$20,427
Costs related to property operations	$8,198	$7,865
Property operations gross margin	63%	61%

Design-Build and development revenue	$35,539	$49,189
Costs related to design-build contracts and development	$24,619	$40,165
Design-Build and development gross margin	31%	18%

EBITDA (2)	$19,144	$15,106
Interest expense	$(5,089)	$(5,991)

Net income (loss) from continuing operations	$4,213	$(102,281)
Net income (loss)	$4,195	$(102,324)
Net income (loss) attributable to Cogdell Spencer, Inc.	$3,286	$(70,218)
Per share and unit - basic and diluted:
Net income (loss) attributable to Cogdell Spencer Inc.	$0.08	$(3.90)

Funds from Operations ("FFO") (3), excluding non-recurring events (4)	$10,776	$6,520
Per share and unit - basic and diluted	$0.21	$0.24

Funds from Operations Modified ("FFOM") (3), excluding non-recurring event (4)	$11,149	$8,060
Per share and unit - basic and diluted	$0.22	$0.30

Dividends and distributions declared per share and unit	$0.10	$0.225

	As of March 31, 2010		As of March 31, 2010
Selected Balance Sheet Data		Capitalization
Cash and cash equivalents	$18,544	Common shares outstanding	42,793
Book value of real estate assets before depreciation	$611,451	Units outstanding	7,773
Total assets	$742,243	Total common shares and units outstanding	50,566
Total liabilities	$497,259	Share price at end of period	$7.40
Noncontrolling interests and equity	$244,984	Equity value at end of period (5)	$374,188
		Debt	$416,295
		Total market capitalization	$790,483

Debt		Portfolio Statistics - In-service, Consolidated Properties (6)
Weighted average interest rate	5.1%	Number of properties	62
Weighted average remaining maturity (years)	3.6	Total square footage	3,381,664
Debt / total assets	56%	Occupancy	90.6%
____________________
(1) Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.
(2) For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net income (loss), see page 9.
(3) For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net income (loss), see page 8.
(4) For a detailed listing of non-recurring events, see FFO reconciliation on page 8.

Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009
Assets
Real estate properties:
Operating real estate properties	$582,050	$561,124	$534,887	$531,069	$529,142
Less: Accumulated depreciation	(99,544)	(93,247)	(87,109)	(81,023)	(74,892)
Total real estate properties, net	482,506	467,877	447,778	450,046	454,250
Construction in process	29,401	43,338	52,260	36,419	22,260
Total real estate properties, net	511,907	511,215	500,038	486,465	476,510
Cash and cash equivalents	18,544	25,914	24,954	12,988	12,183
Restricted cash	3,215	3,060	13,924	13,444	12,672
Tenant and accounts receivable, net	11,502	12,993	17,910	30,318	34,701
Goodwill	108,683	108,683	108,683	108,683	108,683
Trade names and trademarks	41,240	41,240	41,240	41,240	41,240
Intangible assets, net	20,185	21,742	22,837	24,542	27,144
Other assets	24,724	25,599	29,226	29,583	31,468
Other assets - held for sale	2,243	2,217	3,691	3,705	3,714
Total assets	$742,243	$752,663	$762,503	$750,968	$748,315

Liabilities and Equity
Mortgage notes payable	$286,295	$280,892	$264,752	$253,387	$240,768
Revolving credit facility	80,000	80,000	80,000	80,000	112,000
Term Loan	50,000	50,000	50,000	50,000	100,000
Accounts payable	9,838	15,293	18,708	21,187	19,650
Billings in excess of costs and estimated earnings on uncompleted contracts	5,353	13,189	23,216	21,556	19,123
Deferred income taxes	15,688	15,993	14,635	13,706	14,510
Payable to prior MEA Holdings shareholders	-	-	18,002	18,002	18,002
Other liabilities	47,879	47,312	47,655	42,299	46,929
Other liabilities - held for sale	2,206	2,204	2,311	2,322	2,322
Total liabilities	497,259	504,883	519,279	502,459	573,304
Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders' equity:
Preferred stock	-	-	-	-	-
Common stock	428	427	425	425	195
Additional paid-in capital	370,951	370,593	369,539	369,483	292,971
Accumulated other comprehensive loss	(2,868)	(1,861)	(3,160)	(2,221)	(5,806)
Accumulated deficit	(165,314)	(164,321)	(161,604)	(158,598)	(152,042)
Total Cogdell Spencer Inc. stockholders' equity	203,197	204,838	205,200	209,089	135,318
Noncontrolling interests:
Real estate partnerships	4,437	5,220	4,857	5,442	4,658
Operating partnership	37,350	37,722	33,167	33,978	35,035
Total noncontrolling interests	41,787	42,942	38,024	39,420	39,693
Total equity	244,984	247,780	243,224	248,509	175,011
Total liabilities and equity	$742,243	$752,663	$762,503	$750,968	$748,315

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009
Revenues:
Rental revenue	$21,245	$20,375	$19,960	$19,574	$19,577
Design-Build contract revenue and other sales	35,436	30,016	30,298	36,712	46,390
Property management and other fees	818	807	816	863	850
Development management and other income	103	98	239	227	2,799
Total revenues	57,602	51,296	51,313	57,376	69,616

Expenses:
Property operating and management	8,198	8,021	8,103	7,820	7,865
Design-Build contracts and development management	24,619	21,388	21,166	31,242	40,165
Selling, general, and administrative	5,820	11,067	7,876	6,675	6,667
Depreciation and amortization	8,085	7,470	8,013	8,944	10,076
Impairment charges	-	-	-	-	120,920
Total expenses	46,722	47,946	45,158	54,681	185,693
Income (loss) from continuing operations before other income (expense)	10,880	3,350	6,155	2,695	(116,077)

Other income (expense):
Interest and other income	160	164	161	139	155
Gain on settlement from MEA Holdings, Inc. transaction	-	4,905	-	-	-
Interest expense	(5,089)	(5,123)	(5,037)	(5,560)	(5,991)
Debt extinguishment and interest rate derivative expense	(15)	(10)	(10)	(2,490)	-
Equity in earnings (loss) of unconsolidated partnerships	3	10	(4)	2	6
Total other income (expense)	(4,941)	(54)	(4,890)	(7,909)	(5,830)
Income (loss) from continuing operations before income tax benefit	5,939	3,296	1,265	(5,214)	(121,907)
Income tax benefit (expense)	(1,726)	60	231	2,208	19,626
Net income (loss) from continuing operations	4,213	3,356	1,496	(3,006)	(102,281)
Discontinued operations:
Loss from discontinued operations	(18)	(41)	(40)	(44)	(43)
Impairment of real estate property	-	(1,359)	-	-	-
Total discontinued operations	(18)	(1,400)	(40)	(44)	(43)
Net income (loss)	4,195	1,956	1,456	(3,050)	(102,324)

Net loss (income) attributable to the noncontrolling
interest in:
Real estate partnerships	(311)	(131)	(17)	(48)	(92)
Operating partnership	(598)	(269)	(191)	783	32,198
Net income (loss) attributable to Cogdell Spencer Inc.	$3,286	$1,556	$1,248	$(2,315)	$(70,218)

Per share data - basic and diluted:
Income (loss) from continuing operations attributable to
Cogdell Spencer Inc.	$0.08	$0.06	$0.03	$(0.09)	$(3.90)
Loss from discontinued operations attributable to
Cogdell Spencer Inc.	(0.00)	(0.02)	(0.00)	(0.00)	(0.00)
Net income (loss) per share sttributable to Cogdell Spencer Inc.	$0.08	$0.04	$0.03	$(0.09)	$(3.90)

Weighted average common shares - basic and diluted	42,768	42,615	42,539	27,084	17,995

Net income (loss) attributable to Cogdell Spencer Inc.:
Income (loss) from continuing operations, net of tax	$3,301	$2,740	$1,282	$(2,281)	$(70,189)
Discontinued operations	(15)	(1,184)	(34)	(34)	(29)
Net income (loss)	$3,286	$1,556	$1,248	$(2,315)	$(70,218)

Business Segment Reporting
(in thousands)
(unaudited)

Three months ended March 31, 2010:	Property Operations	Design-Build and Development	Intersegment Eliminations	Unallocated and Other	Total
Revenues:
Rental revenue	$21,268	$-	$(23)	$-	$21,245
Design-Build contract revenue and other sales	-	39,200	(3,764)	-	35,436
Property management and other fees	818	-	-	-	818
Development management and other income	-	886	(783)	-	103
Total revenues	22,086	40,086	(4,570)	-	57,602

Certain operating expenses:
Property operating and management	8,198	-	-	-	8,198
Design-Build contracts and development management	-	28,648	(4,029)	-	24,619
Selling, general, and administrative	-	3,889	(23)	-	3,866
Total certain operating expenses	8,198	32,537	(4,052)	-	36,683
	13,888	7,549	(518)	-	20,919
Interest and other income	146	3	-	11	160
Corporate general and administrative expenses	-	-	-	(1,954)	(1,954)
Interest expense	-	-	-	(5,089)	(5,089)
Interest rate derivative expense	-	-	-	(16)	(16)
Provision for income taxes applicable to funds					-
from operations modified	-	-	-	(1,965)	(1,965)
Non-real estate related depreciation and amortization	-	(219)	-	(59)	(278)
Earnings from unconsolidated real estate partnerships,
before real estate related depreciation and amortization	6	-	-	-	6
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	(616)	-	-	-	(616)
Discontinued operations	16	-	-	(34)	(18)
Funds from operations modified (FFOM)	13,440	7,333	(518)	(9,106)	11,149

Amortization of intangibles related to purchase
accounting, net of income tax benefit	(42)	(570)	-	239	(373)
Funds from operations (FFO)	13,398	6,763	(518)	(8,867)	10,776

Real estate related depreciation and amortization	(7,197)	-	-	-	(7,197)
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	616	-	-	-	616
Net income (loss)	6,817	6,763	(518)	(8,867)	4,195
Net income attributable to the noncontrolling interest in:
Real estate partnerships	(311)	-	-	-	(311)
Operating partnership	-	-	-	(598)	(598)
Net income (loss) attributable to Cogdell Spencer Inc.	$6,506	$6,763	$(518)	$(9,465)	$3,286

Reconciliation of Net Income (Loss) to Funds from Operations and Funds from Operations Modified (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009
Net income (loss)	$4,195	$1,956	$1,456	$(3,050)	$(102,324)
Add:
Real estate related depreciation and amortization:
Wholly-owned and consolidated properties, including
amounts in discontinued operations	7,194	7,197	7,222	7,344	7,340
Unconsolidated real estate partnerships	3	3	3	3	3
Less:
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	(616)	(374)	(206)	(224)	(245)
Funds from Operations (FFO) (1)	10,776	8,782	8,475	4,073	(95,226)
Amortization of intangibles related to purchase
accounting, net of tax benefit	373	30	353	842	1,540
Funds from Operations Modified (FFOM) (1)	11,149	8,812	8,828	4,915	(93,686)
Non-recurring events:
Gain on settlement from MEA Holdings, Inc. transaction	-	(4,905)	-	-	-
Impairment of real estate property held for sale	-	1,359	-	-	-
Strategic planning professional fees	-	2,641	-	-	-
Intangible asset impairment charges, net of tax benefit	-	-	-	-	101,746
Debt extinguishment and interest rate derivative expense,
net of tax benefit	-	-	-	1,520	-
Impact of non-recurring events	-	(905)	-	1,520	101,746
FFOM, excluding non-recurring events	$11,149	$7,907	$8,828	$6,435	$8,060

FFO per share and unit - basic and diluted	$0.21	$0.17	$0.17	$0.12	$(3.54)
FFOM per share and unit - basic and diluted	$0.22	$0.17	$0.18	$0.14	$(3.49)
FFOM per share and unit - basic and diluted, excluding
non-recurring events	$0.22	$0.16	$0.18	$0.19	$0.30

Weighted average shares and units outstanding	50,559	50,386	50,070	34,653	26,869

______________________________
(1) FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies. FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting. The Company presents FFO and FFOM because it considers them important supplemental measures of operational performance. The Company believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO and FFOM do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO and FFOM should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of the Company’s performance, nor are they indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions.

Coverage Ratios
(in thousands, except ratio amounts)

	Three Months Ended
	March 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009
Interest coverage ratio:
EBITDA	$19,144	$15,926	$14,285	$11,736	$15,036
Cash paid for interest	5,289	5,336	5,319	5,182	5,503
Interest coverage ratio	3.62	2.98	2.70	2.28	2.75

Fixed charge coverage ratio:
EBITDA	$19,144	$15,926	$14,285	$11,736	$15,036
Fixed charges:
Cash paid for interest	5,289	5,336	5,319	5,182	5,503
Principal payments	1,031	928	943	997	996
Total fixed charges	$6,320	$6,264	$6,262	$6,179	$6,499
Fixed charge coverage ratio	3.03	2.54	2.29	1.91	2.32

Reconciliation of Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") (1)
(in thousands)

	Three Months Ended March 31,
	2010	2009
Reconciliation of net income (loss) to EBITDA:
Net income (loss)	$4,195	$(102,324)
Interest expense	5,089	5,991
Income tax expense (benefit)	1,726	(19,626)
Depreciation and amortization	8,085	10,076
Impairment charges	-	120,920
Discontinued operations impairment charge, interest
expense and depreciation and amortization	34	69
Interest rate derivative expense	15	-
EBITDA	$19,144	$15,106

(1) The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company's performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company's business, its utility as a measure of the Company's performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, the Company's EBITDA may not be comparable to such other equity REITs’ EBITDA.

Consolidated Debt Analysis as of March 31, 2010
(dollars in thousands)

	Stated Interest Rate (%)	Interest Rate (%)		Principal Balance	Maturity Date	Amortization (years)
Secured mortgage loans - wholly-owned properties:
Rocky Mount Medical Park	Prime	4.25	(1)	$6,662	12/15/2010	25
St. Francis CMOB LLC, St. Francis Professional Medical Center	LIBOR + 1.85	5.17	(2)	6,825	6/15/2011	39
St. Francis Medical Plaza (Greenville), St. Francis Women's	LIBOR + 1.85	5.17	(2)	7,331	6/15/2011	39
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(2)	4,731	8/18/2011	39
Mulberry Medical Park	6.25	6.25		906	9/15/2011	10
Methodist Professional Center I	LIBOR + 1.30	1.53		25,413	10/31/2011	30
River Hills Medical Plaza	LIBOR + 3.75	5.53	(2)	3,795	12/22/2011	22
East Jefferson Medical Plaza	LIBOR + 3.75	5.55	(2)	11,600	1/31/2012	Interest only
Barclay Downs	6.50	6.50		4,352	11/15/2012	25
Providence Medical Office Building I, II and III	6.12	6.12		8,264	1/12/2013	25
One Medical Park	5.93	5.93		5,036	11/1/2013	20
Three Medical Park	5.55	5.55		7,618	3/25/2014	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(3)	2,339	5/5/2014	20
Lancaster Rehabilitation Hospital (construction loan)	LIBOR + 3.75	3.98		980	6/26/2014	25
Lancaster Rehabilitation Hospital	6.71	6.71		9,582	6/26/2014	25
Rowan Outpatient Surgery Center	6.00	6.00		3,215	7/6/2014	25
East Jefferson MOB	6.01	6.01		8,909	8/10/2014	25
Rocky Mount Kidney Center	6.75	6.75		990	8/21/2014	15
Randolph Medical Park, Lincoln/Lakemont Family Practice,
and Northcross Family Physicians	7.00	7.00		7,435	10/15/2014	20
MRMC MOB I	7.33	7.33		5,972	11/1/2014	25
HealthPartners Medical Office Building (construction loan)	LIBOR + 3.25	6.00	(4)	6,390	11/1/2014	22.5	(5)
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical
Park and Weddington & Internal/Pediatric Medicine	LIBOR + 1.50	3.25	(6)	8,206	12/15/2014	25
Peerless Crossing Medical Center	6.06	6.06		7,328	9/1/2016	30
Central NY Medical Center	6.22	6.22		24,500	7/15/2017	Interest only
Palmetto Health Parkridge	5.68	5.68		13,500	6/1/2017	Interest only	(7)
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Health Park Medical Office Building	7.50	7.50		6,976	12/1/2019	25
Medical Center Physicians Tower (construction loan)	LIBOR + 2.50	4.50	(2)	10,078	3/1/2019	25	(5)
University Physicians MOB & Outpatient Clinic (construction loan)	LIBOR + 2.25	2.48	(8)	5,833	4/20/2019	25	(5)
Roper Medical Office Building	7.10	7.10		9,394	6/1/2019	25
Total / weighted average mortgages - wholly-owned properties		5.34		$240,085

Secured revolving credit facility:
Tranche I	LIBOR + 1.15	3.97	(2)	50,000	3/10/2011	Interest only
Tranche II	LIBOR + 1.15	4.26	(2)	30,000	3/10/2011	Interest only
Total / weighted average secured revolving credit facility		4.08		80,000

Term loan	LIBOR + 4.50	7.32	(2)	50,000	3/10/2011	Interest only

Consolidated real estate partnerships:
Alamance Regional Mebane Outpatient Center	LIBOR + 1.30	1.54		12,235	5/1/2010	30
Alamance Regional Mebane Outpatient Center	LIBOR + 4.00	4.23		1,470	5/1/2010	Interest only
English Road Medical Center	6.03	6.03		5,239	3/1/2012	25
Lancaster ASC MOB	LIBOR + 1.20	5.23	(2)	10,386	3/2/2015	25
Woodlands Center for Specialized Medicine (construction loan)	LIBOR + 1.50	1.73	(9)	16,797	9/26/2018	25	(10)
Total / weighted average consolidated real estate partnerships		3.04		46,127
Total / weighted average debt				416,212
Unamortized premium				124
Total / weighted average debt		5.08		$416,336

___________
(1) Maximum interest of 7.25%; minimum interest of 4.25%.
(2) Represents the fixed rate for floating rate loans that have been swapped to fixed.
(3) Minimum interest of 6.00%.
(4) Minimum interest of 6.00%. The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.80% beginning December 2010, when the construction phase of the loan expires and converts to an amortizing loan.
(5) Interest only during construction period.
(6) Maximum interest of 8.25%; minimum interest of 3.25%.
(7) Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.
(8) The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 5.95% beginning November 2010, when the construction phase of the loan expires and converts to an amortizing loan.
(9) The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate at 6.21% beginning
May 2010, when the construction phase of the loan expires and converts to an amortizing loan.
(10) Interest only through April 2010. Principal and interest payments from May 2010 through October 2018 with a 25 year amortization.
(11) Harbison Medical Office Building mortgage is excluded from the above table as the wholly-owned real estate property was reclassified to discontinued
operations during December 2009 and is actively being marketed for sale as of March 31, 2010. This property's mortgage matures February 1, 2011, and has an outstanding balance of $2.1 million as of March 31 2010.

Consolidated Debt Analysis as of March 31, 2010
(dollars in thousands)
Future maturities and principal payments
	Future Scheduled Repayments			Percent of Total Mortgages	Weighted Average Interest Rate on Maturing Debt (1)
Year	Amortization	Maturities	Total
2010	$3,395	$20,908	$24,303	8%	2.6%
2011	4,579	47,117	51,696	18%	3.4%
2012	4,475	20,710	25,185	9%	5.9%
2013	4,448	11,577	16,025	6%	6.1%
2014	3,611	53,501	57,112	20%	5.9%
Thereafter	8,141	103,750	111,891	39%	5.3%
Total mortgages	$28,649	$257,563	$286,212	100%	5.3%
Secured revolving credit facility (March 2011 maturity)	-	80,000	80,000
Term loan (March 2011 maturity)	-	50,000	50,000
Total	$28,649	$387,563	$416,212

Debt profile			Weighted Average
	Balance	Percent of Total	Interest Rate (2)	Maturity (Years)
Fixed rate mortgages - wholly-owned properties	$199,804	48%	5.7%	5.2
Variable rate mortgages - wholly-owned properties	40,281	10%	1.7%	1.1
Secured revolving credit facility	80,000	19%	4.1%	0.9
Term loan	50,000	12%	7.3%	0.9
Mortgages - consolidated real estate partnerships	46,127	11%	3.0%	4.4
Total	$416,212	100%	5.1%	3.6

Secured revolving credit facility - matures March 2011
Facility	$150,000
Less: Outstanding	80,000
Less: Letters of credit	8,257
Availability	$61,743

Capitalized interest 1Q 2010	$330

Covenant summary

	Required	Current Quarter		In Compliance
Secured revolving credit facility (3):
Maximum total leverage ratio	< 70%	48%		Yes
Maximum real estate leverage ratio	< 70%	54%		Yes
Minimum fixed charge coverage ratio	> 1.50x	2.4	x	Yes
Minimum required tangible net worth	> $ 141,983	$206,168		Yes
Maximum total debt to real estate value ratio	< 90%	62%		Yes

Term loan (3):
Maximum Erdman senior indebtedness to adjusted EBITDA	< 3.50x	2.14	x	Yes
Maximum Erdman total indebtedness to adjusted EBITDA	< 5.50x	2.14	x	Yes
Minimum adjusted EBITDA to fixed charges	> 2.00x	4.39	x	Yes

___________________
(1) Future debt obligations related to the Harbison Medical Office Building mortgage are excluded from the above table as the wholly-owned real estate property was reclassified to discontinued operations during December 2009 and is actively being marketed for sale as of March 31, 2010. The mortgage note requires monthly principal and interest payments of approximately $0.02 million until February 1, 2011, at which time a balloon payment of approximately $2.1 million is due.
(2) Includes the fixed rate swapped interest rates.
(3) For covenant definitions and a listing of non-financial debt covenants, please refer to the Company's filings with the Securities and Exchange Commission.

Property Listing as of March 31, 2010

	Location	Ownership	Net Rentable Square Feet	Occupancy Rate	Annualized Rent	Annualized Rent Per Leased Square Foot
California
Verdugo Hills Professional Bldg I	Glendale	100.0%	63,887	94.3%	$1,931,468	$32.07
Verdugo Hills Professional Bldg II	Glendale	100.0%	42,906	99.5%	1,439,095	33.70
			106,793	96.4%	3,370,563	32.75
Florida
Woodlands Center for Specialized Medicine	Pensacola	40.0%	75,985	100.0%	2,511,586	33.05

Georgia
Augusta POB I	Augusta	100.0%	99,494	77.7%	1,083,346	14.02
Augusta POB II	Augusta	100.0%	125,634	87.6%	2,283,568	20.74
Augusta POB III	Augusta	100.0%	47,034	90.0%	925,566	21.87
Augusta POB IV	Augusta	100.0%	55,134	82.5%	886,594	19.48
Summit Professional Plaza I	Brunswick	100.0%	33,039	93.5%	858,710	27.80
Summit Professional Plaza II	Brunswick	100.0%	64,233	96.7%	1,838,837	29.59
			424,568	86.7%	7,876,621	21.39
Indiana
Methodist Professional Center I (1)	Indianapolis	100.0%	150,243	96.4%	3,562,847	24.60
Methodist Professional Center II (sub-lease)	Indianapolis	100.0%	24,080	100.0%	653,679	27.15
			174,323	96.9%	4,216,526	24.96
Kentucky
OLBH Same Day Surgery Center and MOB	Ashland	100.0%	46,907	100.0%	1,180,161	25.16
OLBH Parking Garage					882,838
			46,907	100.0%	2,062,999	25.16	(2)
Louisiana
East Jefferson MOB	Metairie	100.0%	119,921	100.0%	2,619,348	21.84
East Jefferson Medical Plaza	Metairie	100.0%	123,184	100.0%	2,785,905	22.62
East Jefferson MRI	Metairie	100.0%	10,809	100.0%	995,663	92.11
			253,914	100.0%	6,400,916	25.21
New York
Central NY Medical Center (3)	Syracuse	100.0%	111,634	95.4%	2,935,742	27.55

North Carolina
Alamance Regional Mebane Outpatient Center	Mebane	35.1%	68,206	71.1%	1,878,799	38.76
Barclay Downs	Charlotte	100.0%	38,395	100.0%	874,173	22.77
Birkdale Bldgs C, D, E and Birkdale Wellness	Huntersville	100.0%	64,669	96.4%	1,388,198	22.27
Birkdale II	Huntersville	100.0%	8,269	100.0%	223,784	27.06
Copperfield Medical Mall	Concord	100.0%	26,000	100.0%	631,660	24.29
East Rocky Mount Kidney Center	Rocky Mount	100.0%	8,043	100.0%	158,849	19.75
English Road Medical Center	Rocky Mount	34.5%	35,393	95.7%	950,728	28.08
Gaston Professional & Ambulatory Surgery Centers	Gastonia	100.0%	114,956	100.0%	2,755,491	23.97
Gaston Parking					606,141
Gateway Medical Office Building	Concord	100.0%	61,789	69.1%	1,119,819	26.21
Harrisburg Family Physicians	Harrisburg	100.0%	8,202	100.0%	224,301	27.35
Harrisburg Medical Mall	Harrisburg	100.0%	18,360	100.0%	500,851	27.28
Lincoln/Lakemont Family Practice	Lincolnton	100.0%	16,500	100.0%	397,713	24.10
Mallard Crossing Medical Park	Charlotte	100.0%	52,540	66.9%	874,852	24.88
Medical Arts Building	Concord	100.0%	84,972	98.2%	1,909,246	22.89
Midland Medical Park	Midland	100.0%	14,610	100.0%	441,723	30.23
Mulberry Medical Park	Lenoir	100.0%	24,992	77.7%	424,002	21.83
Northcross Family Physicians	Charlotte	100.0%	8,018	100.0%	234,496	29.25
Randolph Medical Park	Charlotte	100.0%	84,131	71.8%	1,341,589	22.20

Property Listing as of March 31, 2010

	Location	Ownership	Net Rentable Square Feet	Occupancy Rate	Annualized Rent	Annualized Rent Per Leased Square Foot
North Carolina (continued)
Rocky Mount Kidney Center	Rocky Mount	100.0%	10,105	100.0%	199,574	19.75
Rocky Mount Medical Park	Rocky Mount	100.0%	96,993	92.8%	1,927,238	21.40
Rowan Outpatient Surgery Center	Salisbury	100.0%	19,464	100.0%	435,162	22.36
Weddington Internal & Pediatric Medicine	Concord	100.0%	7,750	100.0%	203,224	26.22
			872,357	88.8%	19,701,613	24.65	(2)
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	100.0%	52,878	100.0%	1,258,155	23.79
Lancaster ASC MOB	Lancaster	80.9%	64,214	100.0%	1,984,201	30.90
			117,092	100.0%	3,242,356	27.69
South Carolina
200 Andrews	Greenville	100.0%	25,902	100.0%	628,047	24.25
Beaufort Medical Plaza	Beaufort	100.0%	59,340	100.0%	1,317,441	22.20
Carolina Forest Medical Plaza	Myrtle Beach	100.0%	38,902	43.5%	533,125	31.53
Mary Black Westside Medical Office Bldg	Spartanburg	100.0%	37,455	100.0%	828,691	22.12
Medical Arts Center of Orangeburg	Orangeburg	100.0%	49,324	78.0%	766,672	19.94
Mount Pleasant Medical Office Long Point	Mt. Pleasant	100.0%	38,735	77.4%	802,594	26.78
One Medical Park	Columbia	100.0%	69,840	80.8%	1,382,144	24.49
Palmetto Health Parkridge	Columbia	100.0%	89,451	94.6%	2,096,888	24.78
Providence MOB I	Columbia	100.0%	48,500	87.2%	953,096	22.54
Providence MOB II	Columbia	100.0%	23,280	100.0%	481,018	20.66
Providence MOB III	Columbia	100.0%	54,417	55.5%	620,003	20.54
River Hills Medical Plaza	Little River	100.0%	27,566	70.9%	635,928	32.53
Roper Medical Office Building	Charleston	100.0%	122,785	95.6%	2,508,569	21.36
St. Francis CMOB	Greenville	100.0%	45,140	100.0%	1,191,751	26.40
St. Francis Medical Plaza (Charleston)	Charleston	100.0%	28,734	100.0%	840,813	29.26
St. Francis Medical Plaza (Greenville)	Greenville	100.0%	62,724	50.7%	642,650	20.21
St. Francis Professional Medical Center	Greenville	100.0%	49,767	100.0%	1,131,311	22.73
St. Francis Women's	Greenville	100.0%	57,590	76.5%	946,609	21.49
Three Medical Park	Columbia	100.0%	88,755	100.0%	2,182,449	24.59
			1,018,207	85.5%	20,489,799	23.55
Tennessee
Health Park Medical Office Building	Chattanooga	100.0%	52,151	100.0%	1,991,328	38.18
Peerless Crossing Medical Center	Cleveland	100.0%	40,506	100.0%	1,231,652	30.41
			92,657	100.0%	3,222,980	34.78
Virginia
MRMC MOB I	Mechanicsville	100.0%	56,610	100.0%	1,623,399	28.68
St. Mary's MOB North - (Floors 6 & 7)	Richmond	100.0%	30,617	100.0%	778,093	25.41
			87,227	100.0%	2,401,492	27.53

Total			3,381,664	90.6%	$78,591,711	$25.16	(2)

Discontinued Operations - South Carolina
Harbison Medical Office Building	Columbia	100.0%	38,703	36.2%	$308,945	$22.05

(1) Parking revenue from an adjacent parking deck is approximately $89,000 per month, or $1,068,000 annualized.
(2) Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.
(3) Parking revenue from an adjacent parking deck is approximately $112,000 per month, or $1,344,000 annualized.

Property Occupancy Rates

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
California
Verdugo Professional Bldg I	94.3%	95.2%	95.2%	94.5%	94.5%
Verdugo Professional Bldg II	99.5%	99.5%	99.5%	97.3%	88.6%

Florida
Woodlands Center for Specialized Medicine	100.0%	100.0%	n/a	n/a	n/a

Georgia
Augusta POB I	77.7%	81.9%	82.2%	85.3%	84.7%
Augusta POB II	87.6%	87.6%	87.6%	87.6%	87.6%
Augusta POB III	90.0%	90.0%	90.0%	100.0%	100.0%
Augusta POB IV	82.5%	82.5%	88.9%	88.9%	88.9%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%

Indiana
Methodist Professional Center I	96.4%	96.4%	95.6%	95.6%	98.2%
Methodist Professional Center II	100.0%	100.0%	100.0%	100.0%	100.0%

Kentucky
OLBH Same Day Surgery Center and MOB	100.0%	95.9%	95.9%	95.9%	95.9%

Louisiana
East Jefferson MOB	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson MRI	100.0%	100.0%	100.0%	100.0%	100.0%

New York
Central NY Medical Center	95.4%	96.7%	96.7%	96.7%	96.7%

North Carolina
Alamance Regional Mebane Outpatient Ctr	71.1%	71.1%	71.1%	66.9%	n/a
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Bldgs C, D, E and Birkdale Wellness	96.4%	100.0%	100.0%	100.0%	100.0%
Birkdale II	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
English Road Medical Center	95.7%	95.7%	95.7%	95.7%	95.7%
Gaston Professional & Ambulatory Surgery Centers	100.0%	100.0%	100.0%	100.0%	100.0%
Gateway Medical Office Building	69.1%	87.9%	87.9%	87.9%	87.9%
Harrisburg Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	66.9%	62.9%	62.9%	62.9%	62.9%
Medical Arts Building	98.2%	98.2%	98.2%	98.2%	98.2%
Midland Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	77.7%	87.0%	87.0%	87.0%	87.0%
Northcross Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	71.8%	71.8%	71.8%	64.8%	67.6%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%

Property Occupancy Rates

	March 31, 2010	December 31, 2009	March 31, 2010	March 31, 2010	March 31, 2010
North Carolina (continued)
Rocky Mount Medical Park	92.8%	100.0%	100.0%	100.0%	100.0%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster ASC MOB	100.0%	100.0%	100.0%	93.0%	94.2%

South Carolina
200 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest Medical Plaza	43.5%	43.5%	43.5%	43.5%	43.5%
Mary Black Westside Medical Office Bldg	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	78.0%	80.4%	80.1%	82.2%	82.2%
Mount Pleasant Medical Office Long Point	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park	80.8%	80.8%	80.8%	80.3%	80.3%
Palmetto Health Parkridge	94.6%	94.6%	94.6%	94.6%	95.5%
Providence MOB I	87.2%	87.2%	91.7%	94.7%	94.7%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	55.5%	55.5%	51.4%	51.4%	73.4%
River Hills Medical Plaza	70.9%	79.5%	79.5%	100.0%	100.0%
Roper Medical Office Building	95.6%	99.3%	100.0%	99.0%	99.0%
St. Francis CMOB	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Charleston)	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Greenville)	50.7%	50.7%	52.5%	52.5%	52.5%
St. Francis Professional Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Women's	76.5%	76.5%	73.4%	73.4%	73.4%
Three Medical Park	100.0%	100.0%	93.8%	93.8%	93.8%

Tennessee
Health Park Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%
Peerless Crossing Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%

Virginia
MRMC MOB I	100.0%	100.0%	92.7%	84.2%	89.3%
St. Mary's MOB North - (Floors 6 & 7)	100.0%	90.1%	90.1%	90.1%	90.1%

Discontinued Operations - South Carolina
Harbison Medical Office Building	36.2%	41.3%	41.3%	41.3%	41.3%

Lease Expirations for Leases In Place at March 31, 2010

	Number of Leases Expiring	Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent	Percentage of Property Annualized Rent	Annualized Rent Per Leased Square Foot
Available		316,697	9.4%	$-	-	$-
2010	113	473,071	14.0%	11,162,810	14.2%	23.60
2011	88	303,856	9.0%	7,173,895	9.1%	23.61
2012	145	647,041	19.1%	17,491,066	22.3%	24.73	(1)
2013	78	341,016	10.1%	7,634,520	9.7%	22.39
2014	77	356,795	10.6%	8,883,419	11.3%	24.90
2015	36	146,673	4.3%	3,645,077	4.6%	24.85
2016	22	90,406	2.7%	1,946,975	2.5%	21.54
2017	34	221,577	6.6%	6,329,537	8.1%	28.57
2018	16	90,383	2.7%	2,405,179	3.1%	26.61
2019	7	53,032	1.6%	1,265,129	1.6%	23.86
2020	4	11,770	0.3%	353,380	0.4%	30.02
Thereafter	15	329,347	9.7%	10,300,724	13.1%	31.28
Total	635	3,381,664	100.0%	$78,591,711	100.0%	$25.16	(1)
__________________
(1) Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

Ten Largest Tenants by Annualized Rent at March 31, 2010
	Tenant	Annualized Rent	Percent of Portfolio
1	Carolinas Healthcare System	$5,605,755	7.1%
2	Palmetto Health Alliance	3,415,597	4.3%
3	Bon Secours St. Francis Hospital	3,062,394	3.9%
4	Lancaster General Hospital	2,690,421	3.4%
5	Woodlands Medical	2,511,586	3.2%
6	Gaston Memorial Hospital	1,967,557	2.5%
7	Jefferson Parish Hospital District #2	1,871,268	2.4%
8	Southeast Georgia Health System	1,709,564	2.2%
9	Our Lady of Bellefonte	1,674,618	2.1%
10	Roper St. Francis Hospital	1,599,577	2.0%
		$26,108,337	33.2%

Acquisitions and Completed Developments for the period January 1, 2009 through March 31, 2010
(dollars in thousands)

Property	Location	Type	Date Acquired / In-service	Net Rentable Square Feet	Purchase Price / Construction Cost

Alamance Regional Mebane Outpatient Center (1)	Mebane, NC	Development	3Q 2009	68,206	$17,449
Woodlands Center for Specialized Medicine (2)	Pensacola, FL	Development	4Q 2009	75,985	24,732
Total 2009 and 2010				144,191	$42,181

(1) Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. The Company had a 35.1% ownership interest at March 31, 2010.
Alamance Regional Mebane Outpatient Center consists of a MOB and a cancer center, which became operational during 2Q 2009 and 3Q 2009, respectively.

(2) Owned by Genesis Property Holding, LLC, which is a consolidated real estate partnership. The Company had a 40.0% ownership interest at March 31, 2010.

Lease-up Property as of March 31, 2010
(dollars in thousands)

Property	Location	Completion Date	Net Rentable Square Feet	Construction Cost	Percentage Leased

Medical Center Physicians Tower	Jackson, TN	2Q 2010	106,772	$20,173	75%

Construction in Progress as of March 31, 2010
(dollars in thousands)

Property	Location	Estimated Completion Date	Net Rentable Square Feet	Investment to Date	Estimated Total Investment	Percentage Leased

HealthPartners Medical Office Building	St. Cloud, MN	2Q 2010	60,000	$12,877	$18,300	94%
Lancaster Rehabilitation Hospital (1)	Lancaster, PA	2Q 2010	4,600	1,283	2,100	100%
University Physicians MOB & Outpatient Clinic	Brandon, MS	2Q 2010	50,600	11,634	16,400	100%
Land and pre-construction developments			-	3,607	-
			115,200	$29,401	$36,800

(1) Represents 4,600 square foot expansion to the existing property.

Investment in Real Estate Properties
(in thousands)

Three Months Ended
March 31, 2010
Investment in real estate properties:
Development, redevelopment, and acquisitions	$9,250
Second generation tenant improvements	208
Recurring property capital expenditures	8
Total	$9,466